SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report: December 18,1996
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)


Delaware                    333-4846             75-2006294
(State or Other Juris-    (Commission      (I.R.S. Employer
diction of Incorporation)  File Number)    Identification No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota55437
        (Address of Principal Executive Office)(Zip Code)


Registrant's telephone number, including area code:(612) 832-7000




Item 5.   Other Events.


          On December 30, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-S25 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1,1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

          In connection with the expected sale of the Series 1996-S25 Certificates, the Registrant has been advised by
     Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors.
     The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus
     Supplement.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits



Exhibit No.
             Item 601(a) of
             Regulation S-K
               Exhibit No.
                                    Description


1                 99           Collateral Term Sheets






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING
                                   MORTGAGE
                                   SECURITIES I, INC.

                                   By: /s/ Randy Van Zee
                                   Name: Randy Van Zee
                                   Title: Vice President




Dated: December 18,1996
                     EXHIBIT INDEX


                    Item 601 (a) of      Sequentially
     Exhibit        Regulation S-K       Numbered
     Number         Exhibit No.          Description     Format


1                   99                   Collateral Term
                                           Sheets           P







                       EXHIBIT 1

                (Intentionally Omitted)